Exhibit 99.1

HELMERICH & PAYNE, INC. Meetings with Investors February 2020 Data as of 2/3/2020 unless otherwise noted.

Forward-Looking Statements Forward Looking Statements This presentation contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "expect," "look forward to," "anticipate" "intend," "plan," "believe," "seek," "estimate," "will," "project" or words of similar meaning or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, strategies, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, market share, income, effective tax rate, earnings per share, cost savings, capital expenditures, returning cash to stockholders through dividends or share repurchases, liquidity, capital structure or other financial items, descriptions of management's plans or objectives for future operations, products or services, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 in the sections entitled "Risk Factors“ and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” and additional factors we may describe from time to time in other filings with the Securities and Exchange Commission. You may get such filings for free at our website at https://www.hpinc.com/. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. Market and Industry Data The data included in this presentation regarding the oil field services industry, including trends in the market and the company's position and the position of its competitors within this industry, are based on the company's estimates, which have been derived from management's knowledge and experience in the industry, and information obtained from customers, trade and business organizations, internal research, publicly-available information, industry publications and surveys and other contacts in the industry. The company has also cited information compiled by industry publications, governmental agencies and publicly-available sources. Although the company believes these third-party sources to be reliable, it has not independently verified the data obtained from these sources and it cannot assure you of the accuracy or completeness of the data. Estimates of market size and relative positions in a market are difficult to develop and inherently uncertain and the company cannot assure you that it is accurate. Accordingly, you should not place undue weight on the industry and market share data presented in this presentation. 1 © HELMERICH & PAYNE, INC. 2020

H&P Investment Thesis Industry Leader in U.S. Land Drilling » FlexRig® Fleet Poised for Continued Market Share Gains Most Capable and Uniform Fleet Consistent Operational Excellence (Safety, Customer Satisfaction, Reliability) Financial Position and Strength Technology and Innovation Leader • • • • • Financial Discipline » Invest Capital Wisely Maintain Flexible Balance Sheet Return Cash to shareholders ~$900 million in U.S. term revenue backlog; ~65% of fleet on term contracts • • • • Unique Financial Profile » 48 Years of Increasing Dividends; Strong Yield Member of S&P 500 (1 of 6 in the oilfield service sector) Investment grade rating (BBB+) • • • 2 © HELMERICH & PAYNE, INC. 2020

H&P Today Founded in 1920, H&P is the industry’s most trusted drilling partner. Committed to operational excellence and conservative financial discipline, H&P is the recognized industry leader in drilling as well as technological innovation. We are a global drilling company based in Tulsa, OK with operations in all major U.S. onshore basins as well as in South America and the Middle East. H&P operates in 4 segments (% of Revenue): » » » • • • • U.S. Land International Land Offshore H&P Technology ~83%; market leader, poised for continued growth ~8%; opportunistic growth ~6%; cash flow generator ~3%; enhancing value proposition, early growth stage Our unique integrated business model (designing, » building/upgrading and operating fleet) provides the best value solution for customers. Software acquisitions focused on wellbore quality and accuracy to meet the challenges of more complex wells. Debt-to-cap ~ 11%; Dividend yld ~ 6% » » 3 © HELMERICH & PAYNE, INC. 2020

H&P’s Winning Strategy Today’s Focus Points Execute as the dominant U.S. land driller » Continue to lead industry in technology and innovation bringing value to customers » Grow international business opportunistically » Maintain cash flow generating offshore exposure » Maintain and build upon a solid financial foundation » Adapt to changing market conditions and make wise investments through the cycles » 4 © HELMERICH & PAYNE, INC. 2020

H&P Global Rigs Available Rig Fleet Rigs % Contracted(2) Contracted U.S. Land AC Drive FlexRig Fleet Super-spec Upgradeable Other 3,000 hp SCR Rigs 299 297 233 44 20 2 197 197 188 5 4 0 66% 66% 81% 11% 20% 0% International Land Argentina(1) Bahrain U.A.E Colombia 32 20 3 2 7 17 11 3 2 1 53% 55% 100% 100% 14% Offshore 8 5 63% Total Fleet 339 219 65% (1) Four of the 11 active rigs are being leased (i.e. H&P is not crewing and managing the rigs), and as such the average rig margin per day for those four rigs is lower than our average rig margin per day in the segment. (2) Rig count as of 2/3/2020 5 © HELMERICH & PAYNE, INC. 2020

Competitive Benefits of Uniform Fleet Uniform fleet creates adaptive environment to reach maximum efficiency for people, equipment and technology Uniform fleet provides consistent and reliable operations in increasingly complex basins Uniform fleet has greater scale than any competitor; ability to upgrade and deploy a total of 277 super-spec FlexRig drilling rigs in a capital-efficient way without the need to over invest Uniform fleet is efficient and cost advantageous •Crew training and rotation •Parts and supplies - standardized and readily available •Ability to anticipate, identify, control and remove exposures •Minimal downtime for super-spec upgrades, which improves drilling performance and provides higher quality wellbores (7500 psi, 3rd pumps, rack back capacity, etc.) •Center of Excellence provides 24/7 monitoring of rig operations » » » » Uniform fleet supported by H&P-owned supply chain that provides standardized materials directly to rigs » 6 © HELMERICH & PAYNE, INC. 2020

Differentiated from Land Drilling Leading U.S. market share • Approximately 24%* of U.S. land fleet, ~37%* of super-spec fleet Peers » Distinctively situated as the incremental supplier of super-spec rigs • Leveraging position in terms of super-spec supply and pricing » Uniquely positioned to provide E&P companies the rig of choice – “The Right Rig” Uniform design of FlexRig fleet • Low upgrade/build cost • Fungible workforce • Lower maintenance cost and superior uptime • Safety leadership • Standardized FlexRig operating system provides a digital platform Leading technology solutions for wellbore quality and placement • Technological-based subsidiaries providing value to customers and are available to all regardless of drilling contractor used » » » Most AC-drive experience with people, systems and support structures in place to help drive high performance and reliability » * Source: RigData, Company Filings 7 © HELMERICH & PAYNE, INC. 2020

The Replacement Cycle Continues AC Rigs Continue to be the Preferred Choice of Unconventional Drilling 1,100 83% » Legacy style rigs (SCR & Mechanical) struggle to compete as well complexity increases; ~650 basis point decrease in market share during the last 12 months 12 Month Increase of 1,040 81% ~650 bps 980 79% » The percentage of AC rigs drilling unconventional wells has increased despite an overall decline in rig count 12 Month 920 77% Decrease of ~330 rigs 860 75% » Relative increase in the use of AC rigs drives overall industry well efficiency 800 73% High-grading of active rig fleets by E&Ps L48 Active Rig Count (left side) % of Unconventional Wells Drilled with AC Rigs (right side) Source: RigData, data as of 1/24/20 8 © HELMERICH & PAYNE, INC. 2020 Total # of Lower-48 Active Rigs % of Unconventional Wells Drilled with AC Rigs AC Rigs 73% 75% 82% 700 bps SCR Rigs 18% 17% 12% 500 bps Mechanical 9% 8% 6% 200 bps Mix of L48 Rigs Drilling Unconventional Wells Feb-18 Feb-19 Feb-20 Y/Y Change

Super-Spec Rigs More Resilient Lower 48 Land Rig Activity (YTD) 1,050 » Unconventional drilling is more efficient with, and often times requires, the use of super-spec rigs Mech. Rigs 900 SCR Rigs 750 Other AC Rigs » Super-spec rigs comprise ~65% of the total rigs drilling unconventional wells and ~80% of the AC-drive rigs working today 600 Super-Spec Rigs 450 » The continual shift to AC-drive rigs and relative resilience of super-spec rigs bodes well for H&P 300 AC rigs continue to displace legacy style rigs for unconventional drilling in U.S. Land 150 0 Source: RigData, data as of 1/24/20 9 © HELMERICH & PAYNE, INC. 2020 Number of Active U.S. Land Rigs Drilling Unconventional Well Paths

Super-Spec Rig Utilization Varies by Basin 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% Industry Super-Spec Rig Utilization Rates H&P's Super-Spec Rig Utilization Rates Total Lower-48 Super-Spec Utilization Rate » » H&P is the market share leader (~37% of all active super-spec rigs are from the H&P FlexRig Fleet) Industry super-spec utilization rates are strong in regions where H&P has significant penetration Source: RigData, data as of 1/24/20 10 © HELMERICH & PAYNE, INC. 2020 Super-Spec Rig Utilization Rates

Evolving Commercial Model As H&P demonstrates value creation through operations and safety, and makes investments in technologies and upgrades, the contract model terms must evolve to ensure a reasonable rate of return Current dayrate model does not always adequately compensate for additional value being derived in well cost savings and productivity gains Under current industry norms, incorporating more services into a rig dayrate model is a losing proposition in the long-term for land drillers New pricing models being pursued by H&P for both FlexRig and technology offerings: » » » » Performance-based contract – H&P and customer share value created based upon performance criteria; including participation in overall customer spread cost savings Revenue per foot – H&P compensated for being more efficient Lump sum – H&P assumes some of the risk/reward involved with drilling the well Other – Variety of contract types being piloted with select customers » » » » 11 © HELMERICH & PAYNE, INC. 2020

Leading U.S. Unconventional Driller Piceance (3, 100%) Utica (2, 17%) Niobrara (4, 10%) Marcellus (5, 15%) Bakken (6, 12%) Haynesville (7, 16%) Woodford (15, 30%) Permian (123, 29%) Eagle Ford (32, 39%) Leading market share in the most active U.S. basins, evidence of strong customer demand for the H&P FlexRig fleet Diversified customer base with ~60 customers (~55% of the Broad exposure to U.S. unconventional basins » » Well positioned and able to quickly respond to changes in basin demand » » active FlexRig fleet working for customers with investment * Source: Company Filings and RigData as of 1/24/20 grade credit ratings) 12 © HELMERICH & PAYNE, INC. 2020 6 42 5 3 15 1237 32 Resource Play (# Rigs, Market Share)

Strong Returns and Market Share Growth 25% H&P has a higher quality of earnings with a greater number of super-spec rigs that are in demand Unmatched competitive edge – largest super-spec and upgradeable rig fleet in the industry Capital stewardship evident over time with H&P making better investments in its fleet and returning cash to shareholders 20% » 15% » » 10% H&P has returned 1.4x the amount of capital to shareholders than the next 3 largest competitors combined from 2014 to today • 5% 0% HP ▪ Large Increase in Market Share ▪ Returned ~$1.7B of Capital through Dividends/Buybacks PTEN* ▪ Maintained Market Share* ▪ Returned ~$0.6B of Capital NBR ▪ Slight Increase in Market Share ▪ Returned ~$0.5B of Capital PDS ▪ Slight increase in Market Share ▪ Returned ~$0.1B of Capital through Dividends/Buybacks through Dividends/Buybacksthrough Dividends/Buybacks * Values for PTEN include rigs acquired from Seventy Seven Energy (SVNT) Source: RigData, data as of 1/24/20 13 © HELMERICH & PAYNE, INC. 2020 Lower-48 Market Share 2/20 Market Share (Oct-14 Peak Rig Count) Market Share (Dec-19) 10/14 10/14 2/20 2/20 10/14 2/20 10/14

HPT – Helmerich & Payne Technologies Adding Value Through Automation: Wellbore Quality, Accuracy & Efficiency H&P Technologies develops, promotes and commercializes software technology offerings that create a compelling value opportunity for E&P companies FlexAppsTM control systems and provide for machine-human collaboration during the with FlexRig control systems to perform slide drilling automatically via All technologies priced separately from dayrate.Motive and MagVAR are rig agnostic, FlexApps and AutoSlide currently available on H&P rigs only. 14 »Motive’s Bit Guidance System® helps to enable drilling of higher quality wellbores with a scalable, repeatable, data driven platform approach »MagVAR solution generally increases surveying accuracy by 50-60%, contributes to increased horizontal well economics while reducing risk »FlexApps are software applications that layer on top of our FlexRig drilling drilling process to improve efficiency AutoSlideSM»AutoSlide solution utilizes machine learning and automation to interface computer control (vs. traditional human control)

Traditional Directional Drilling Challenges Wellbore Quality Without Motive » Well Design Difficult to Achieve » Improved Accuracy • • Poor drilling accuracy Missed targets/pay zones • • Well drilled to plan Higher production Planned Trajectory Without MOTIVE MOTIVE Result » Inconsistent Practices » Repeatable Results • • • • Increased tortuosity Poor hole quality Low rate of penetration Completion issues • • • • Decreased tortuosity Better hole quality Less drilling time Smoother completion » Human Made Drilling Decisions » Reduces Human Error • Directional driller errors • • Converting Art to Science Allows de-manning at the rig site » Elevated Lifting Costs • Lower returns » Decreased Lifting Costs » Downhole Tool Failures • Improved returns » Fewer Tool Failures 15 With Motive Motive uses a data-driven platform intended to enhance wellbore quality and economics

Wellbore Quality Matters Tortuosity Adversely Affects Overall Well Economics Tortuosity is the amount of bends and twists in a well often referred to as doglegs; unwanted tortuosity is detrimental to well economics. Tortuosity increases pipe fatigue and downhole tool wear and failure » Increases drag when drilling and running casing Increases drill-string fatigue when rotating Reduces buckling resistance in drill pipe Impedes hole cleaning while drilling » » » » Tortuosity compromises quality and consistency » Compromises cement job quality Causes variations in cross section Reduces frac quality and increases frac costs » » » Tortuosity leads to adverse economics » Adversely affects production rate and quality Compromises survey and geological modelling accuracy Makes geo-steering more uncertain » » » Motive’s Bit Guidance System and AutoSlide can reduce tortuosity, which leads to improved well returns. 16

MagVAR Survey Correction Wellbore Accuracy Why is Wellbore Placement Critical? » Reservoir: Directly impacts well performance by increasing the reservoir volume exposed to stimulation; optimal drainage, more frac wings Completions: improving hydraulic communication, reduce parent/child interference Geology: better mapping improves prospectivity Regulatory: greater confidence wells are within boundaries Drilling: reduced collision risk for future in-fill drilling Improved performance at reduced risk (enhanced returns): » » » » » » » » » Reserve adds Recovery factor Production Lower F&D/boe Without MagVAR Survey Error Leads to Inaccuracy With MagVAR Optimal Spacing Frac Collisions Stranded Hydrocarbon 17 Pay zone illustration courtesy of Pioneer Natural Resources F&D/boe = finding and development cost per barrel of oil equivalent

FlexApps™ Enhancing Well Efficiency FlexApps (software as a service offered through HPT): FlexTorque™ hardware and software designed to decrease downhole drilling vibrations leading to increased drilling efficiencies and increased bit and downhole tool life. FlexOscillator 2.0™ rig control software automates drill string rotation, which can reduce downhole drag and the potential for stuck pipe. FlexB2D™ intended to improve efficiency and connection times while also maximizing bit/BHA life. FlexDrill 1.0™ software enables maximization of ROP allowing the automated drilling control system to achieve the ideal mechanical specific energy (MSE) at the bit. FlexGuide™ helps to enable drilling of higher quality wellbores and contributes to increased accuracy by automating directional drilling decisions and survey correction. » » » » » FlexServices™(services offered in US Land in addition to rig dayrate): Trucking Surface equipment Casing running tool services Pipe rental » » Customers can choose any, combination of, or all of these new software applications that layer on top of our FlexRig digital control systems. » » 18 © HELMERICH & PAYNE, INC. 2020

AutoSlide The Next Evolutionary Step in Drilling Automation Uses machine learning and automation to interface with FlexRig control systems to perform slide drilling automatically via computer control (vs. traditional human control) Single button execution - fully autonomous sliding with no human intervention Follows instructions provided by Motive’s Bit Guidance System®, standardizing high quality well paths Searches for optimal parameters in real-time to help increase ROP and accuracy and adapts to different downhole formations and tools dynamically AutoSlide has been running on rigs within the H&P FlexRig fleet in the Midland Basin over the past year; recently deployed in the Eagle Ford, Scoop/Stack and Bakken, next to the Delaware Basin AutoSlide now commercial; replaces third party directional drillers that costs E&Ps ~$2,000/day and designed to provide more consistent and higher quality wellbores » » » » » » 19

Value Driven AutomationTM Converting Art to Science Through acquisitions and internal R&D, H&P has developed an Autonomous Drilling PlatformTM that optimizes and automates total well execution » All technologies are not created equal » H&P solutions not only use machine learning to drive economic-based decision making in real time, but also automate the rig with single button execution enabling removal of third party directional drillers and other personnel from the rig site » Competing technologies provide advisory software output or limited automation while still requiring continuous human engagement either at rig site or remotely » Adoption of new technologies requires change management » Use of technology is an investment in the well that can reduce our customers’ total cost of ownership and increase production results over the lifetime of the well » HPT technologies are addressing the evolving challenges within the E&P industry; from extended reach lateral drilling, to managing capital certainty, to reducing wear and increasing reliability of downhole drilling tools, and now to less tortuous wells, frac hits and stranded reserves – HPT technologies address these challenges and helps mitigate these risks » 20

Opportunistic International Growth Important line of business for H&P » 8% of company’s total active rig count Adds diversification, long-term contracting and growth opportunities, especially with unconventional shale growth • • International business has historically had a different value proposition/contracting environment compared to U.S. » Activity tends to lag U.S. market Maintain financial discipline in order to provide highest level of value to H&P shareholders Expect long-term contracts with dayrates commensurate with costs/risks • • • South America and Middle East » Recently redeployed rigs in Bahrain, Abu Dhabi, and Colombia H&P has strong market presence in the Vaca Muerta (Argentina), a world-class resource play that remains an attractive area for further industry in the future • • Unconventional Drilling Expansion » H&P is well positioned to take its unconventional drilling industry leadership and technology internationally • 21 © HELMERICH & PAYNE, INC. 2020

Established Offshore Business Legacy Gulf of Mexico business for • Drilling offshore since 1968 • Assets consist of platform drilling rigs • Today requires relatively little capex H&P » • Yields free cash flow supporting other segments Long operational track record Niche business line in the Gulf of Mexico with few competitors Maintain utilization and cash flows » » » 22 © HELMERICH & PAYNE, INC. 2020

Strong Financial Foundation & Returns Total-Debt-to-To tal-Capitalization Ratio1 Dividends Paid (Fiscal 2009 – Current) $350 ~$2 billion returned to shareholders in the form of dividends during the past 10 years maturity u 2025 HP $300 $250 PTEN $200 $150 PDS $100 $50 NBR $0 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 0% 10% 20% 30% 40% 50% 60% 70% » Solid balance sheet stewardship with lowest debt load among peers » Investment grade rating of BBB+/Baa12 » Free cash flow available to both invest and return to shareholders Source: Company Filings. Total-Debt-to-Total Capitalization as of December 31, 2019. 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. 2. Ratings by Standard & Poor’s and Moody’s, respectively. 23 © HELMERICH & PAYNE, INC. 2020 Dividends Paid $Millions No debt ntil fiscal

Strong Term Backlog Term Contract Status – H&P Global Fleet U.S. Land Term Contract Revenues 100 $300 75 $200 50 $100 25 $0 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 0 FY20 FY21 FY22 101.5 81.5 64.2 32.4 23.0 20.1 15.1 9.8 125.6 Average Rigs Working Fixed Term Contracts Source: Company Filings 24 © HELMERICH & PAYNE, INC. 2020 Number of Rigs Already Under Long-Term Contracts (Estimated Annual Average) $Millions ~$900 million in term revenue backlog U.S. Land International Land

Why H&P in Current Market Conditions? U.S. Land industry leader with dominant position » Important to be adaptable in volatile markets Majority of rig releases during 2019 related to E&P budgeted rig demand and not dayrate pricing levels Expect 2020 activity to be similar to back half of calendar 2019 given commodity price levels H&P rig count expected to be flat-to-up 1.5% sequentially in second fiscal quarter of 2020 and should exit in 193-203 range ▪ ▪ ▪ ▪ Investments in leading technological software-based solutions provide value to customers » Motive – wellbore quality MagVAR – wellbore placement/accuracy FlexApps – drilling efficiency AutoSlide – drilling automation ▪ ▪ ▪ ▪ Long-term stock performance and credit profile supported by operational excellence, financial strength and technological innovations Fiscal discipline leads to superior returns, strong balance sheet and ability to return cash to shareholders Company has a long-term orientation and commitment to the dividend; celebrating our Centennial Anniversary in 2020 » » » 25 © HELMERICH & PAYNE, INC. 2020

Helmerich & Payne, Inc. Thank you for your interest in H&P. Our stock is traded on the NYSE, ticker symbol - HP For more information please visit our website at www.hpinc.com or contact: Dave Wilson, CFA, CPA Director of Investor Relations 918-588-5190, investor.relations@hpinc.com